UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2023

PALTALK, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38717	20-3191847
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Jericho Executive Plaza, Suite 400E Jericho, NY	11753
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 967-5120

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	PALT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 — Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 9, 2023, the Board of Directors (the “Board”) of Paltalk, Inc. (the “Company”) increased the size of the Board from five (5) directors to six (6) directors and filled the newly created vacancy by appointing Geoffrey Cook as a director of the Company, effective as of October 10, 2023. Mr. Cook will serve in such capacity until the Company’s 2024 annual meeting of stockholders or until his earlier death, resignation or removal. Mr. Cook was also appointed to serve as a member of the Nominating and Corporate Governance Committee of the Board and the Strategic Transactions Committee of the Board.

In connection with his appointment to the Board, and in lieu of receiving compensation pursuant to the Company’s non-employee director retainer policy, on October 10, 2023, Mr. Cook was granted a non-qualified stock option to purchase 100,000 shares of common stock of the Company, par value $0.001 per share (the “Common Stock”), with an exercise price equal to $1.86 per share of Common Stock. The shares of Common Stock underlying such option will vest and become exercisable in four equal annual installments on each anniversary of the date of grant, provided that Mr. Cook is providing servicing to the Company on each applicable vesting date.

There are no arrangements or understandings between Mr. Cook and any other persons pursuant to which he was selected to serve on the Board. In addition, there are no transactions between the Company and Mr. Cook or his immediate family members requiring disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Section 7 — Regulation FD

Item 7.01 Regulation FD Disclosure.

On October 11, 2023, the Company issued a press release announcing the appointment of Mr. Cook to the Board. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filing.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release of Paltalk, Inc., dated October 11, 2023 (furnished pursuant to Item 7.01).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2023

PALTALK, INC.

	By:	/s/ Jason Katz
Jason Katz
Chief Executive Officer

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